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                                                                    EXHIBIT 23.1

  We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated November 1, 1996, in the Registration Statement (Form S-1 No. 333-20155) and related Prospectus of Gorges/Quik-to-Fix Foods, Inc. dated on March 10, 1997.

                                          /s/ Ernst & Young LLP

March 11, 1997
Dallas, Texas